UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Intermediate Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Intermediate Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Western Asset Intermediate Bond Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced

Western Asset Intermediate Bond Portfolio	V

positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on

November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economicgrowth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs by investing to obtain the average durationi specified below. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted duration for the Fund is expected to range within 20% of the duration of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Indexii (generally, this range is two to five years). The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging puposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)iii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt

2	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexiv returned 6.54% for the twelve months ended December 31, 2010.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposures to U.S. Treasuries, cash and government agencies as we found what we believed to be more attractive opportunities elsewhere. We also pared our exposure to Tier 1 subordinated financial securities to capture profits and reduce the portfolio’s overall risk exposure. We increased our allocations to investment grade bonds, non-agency mortgage-backed securities (“MBS”) and agency MBS.

The Fund used U.S. Treasury futures and options to manage our duration and yield curvev exposure. We also used credit default swaps to manage our exposure to the investment grade sector. Overall, the use of these derivative instruments contributed to performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Intermediate Bond Portfolio returned 8.76%. The Fund’s unmanaged benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, returned 5.89% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 7.73% for the same period.

Performance Snapshot as of December 31, 2010
(unaudited)	6 months	12 months
Western Asset Intermediate Bond Portfolio:
Class IS2	3.21%	8.79%
Class I2	3.20%	8.76%
Barclays Capital Intermediate U.S. Government/Credit Index	1.27%	5.89%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	2.25%	7.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds for the six-month period and among the 567 funds for the twelve-month period in the Fund’s Lipper category.

[2]	Class IS and Class I shares were formerly known as Institutional Select Class and Institutional Class shares, respectively. Fund share classes were renamed in April 2010.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	3

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class IS and Class I shares were 2.68% and 2.60%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class IS shares would have been 2.66%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS and Class I shares were 0.46% and 0.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses to average net assets will not exceed 0.45% for Class IS shares. This expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

An overweight to the investment grade corporate bond market also enhanced results. The asset class performed well given generally better-than-expected corporate profits and overall robust investor demand. In particular, our Financials holdings Citigroup Inc. and Bank of America Corp. produced the best results.

An overweight to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) was rewarded. Spreads within the sector significantly narrowed during the fourth quarter due to overall strong demand and declining default rates. Fallen angel holdings that performed well during the reporting period were Shinsei Bank and Ally Financial Inc. (formerly known as GMAC Inc.).

We tactically adjusted the Fund’s duration during the reporting period. Overall, the portfolio’s duration was longer than that of the benchmark, which enhanced results as interest rates declined during the reporting period. Elsewhere, strong coupon selection within the agency MBS sector was a positive for performance.

4	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s out-of-benchmark exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi. These securities lagged the overall benchmark due to modest inflation in the U.S. during the reporting period. The Fund’s cash position was also a drag on results given the extremely low yields available from short-term money market instruments.

Thank you for your investment in Western Asset Intermediate Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Financials (31.7%), U.S. Government & Agency Obligations (14.7%), Collateralized Mortgage Obligations (10.4%), Asset-Backed Securities (8.2%) and Energy (5.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as futures contracts, options written and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	3.21%	$1,000.00	$1,032.10	0.45%	$2.30
Class I4	3.20	1,000.00	1,032.00	0.48	2.46

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	5.00%	$1,000.00	$1,022.94	0.45%	$2.29
Class I4	5.00	1,000.00	1,022.79	0.48	2.45

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares respectively.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class IS‡	Class I‡
Twelve Months Ended 12/31/10	8.79%	8.76%
Five Years Ended 12/31/10	N/A	6.16
Ten Years Ended 12/31/10	N/A	6.15
Inception* through 12/31/10	11.32	6.61

Cumulative total returns[1]

Class IS‡ (Inception date of 10/3/08 through 12/31/10)	27.19%
Class I‡ (12/31/00 through 12/31/10)	81.69

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS and I shares are October 3, 2008 and July 1, 1994, respectively.

‡	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I, respectively.

8	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Intermediate Bond Portfolio vs. Barclays Capital Intermediate U.S. Government/Credit Index† — October 3, 2008 - December 2010

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Portfolio vs. Barclays Capital Intermediate U.S. Government/Credit Index† —

December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS and I shares of Western Asset Intermediate Bond Portfolio on October 3, 2008 (commencement of operations) and December 31, 2000, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital Intermediate U.S. Government/Credit Index. The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.
*	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital Intermediate U.S. Government/Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAIP	— Western Asset Intermediate Bond Portfolio

10	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital Intermediate U.S. Government/Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAIP	— Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Bond Portfolio 2010 Annual Report	11

Schedule of investments

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 57.4%
Consumer Discretionary — 2.5%
Automobiles — 0.1%
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	$1,178,000	$421,135	(a)
Media — 1.7%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,371,799
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	525,172
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	630,000	702,121
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	663,768
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	44,425
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,484,024
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,023,898
Total Media				6,815,207
Multiline Retail — 0.7%
Macy’s Retail Holdings Inc.	5.350%	3/15/12	1,050,000	1,084,125
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,554,525
Total Multiline Retail				2,638,650
Total Consumer Discretionary				9,874,992
Consumer Staples — 3.2%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,200,000	1,300,306
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	137,401
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,518,046
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,107,929
Total Beverages				4,063,682
Food & Staples Retailing — 0.9%
Kroger Co., Notes	3.900%	10/1/15	865,000	908,862
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	880,664
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	999,155
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	600,425
Total Food & Staples Retailing				3,389,106
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,350,000	1,452,963
Tobacco — 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	473,455
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	861,326
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,093,601
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,290,694
Total Tobacco				3,719,076
Total Consumer Staples				12,624,827

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy — 5.4%
Energy Equipment & Services — 0.6%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$720,000	$902,841
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,613,028
Total Energy Equipment & Services				2,515,869
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	1,680,000	1,804,806
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	153,381
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,018,032
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	179,876
ConocoPhillips	5.200%	5/15/18	1,910,000	2,112,769
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,376,871
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	775,846
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	800,000	1,033,968
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	626,389
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,692,575
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	127,200	(b)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,887,932
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	424,860
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	203,146
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,279,321
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,072,600
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,195,697
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	629,120
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	476,836
Total Oil, Gas & Consumable Fuels				19,071,225
Total Energy				21,587,094
Financials — 31.7%
Capital Markets — 4.4%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	809,427
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	250,000	296,266
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,813,700	(c)(d)
Goldman Sachs Capital III, Preferred Securities	1.066%	9/1/12	2,590,000	1,871,275	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	105,746
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	40,000	42,781
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	227,266
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	41,855
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	950,000	1,019,861
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	77,115

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	13

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	$420,000	$434,012
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,094,075	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	425,325	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(a)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(a)(c)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	3	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,505,041
Morgan Stanley	7.300%	5/13/19	2,100,000	2,363,840
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,229,324
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,190,000	3,287,684
Total Capital Markets				17,645,252
Commercial Banks — 12.1%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,614,532	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	35,510	(c)(d)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,086,899	(b)
Bank of Nova Scotia, Secured bonds	1.650%	10/29/15	2,160,000	2,064,699	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	387,969	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	310,000	334,825
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	984,771	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	896,587	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	780,216
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	711,283
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	863,910	(b)
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	2,000,000	2,017,018	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,835,989	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	674,312	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,387,125	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,910,000	4,937,683	(b)
Glitnir Banki HF	6.329%	7/28/11	120,000	35,700	(a)(b)(c)(e)
Glitnir Banki HF, Notes	5.800%	1/21/11	4,430,000	1,317,925	(a)(b)(c)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	589,050	(a)(b)(e)
Glitnir Banki HF, Senior Notes	5.678%	1/18/12	100,000	29,750	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(e)(f)(g)
International Bank for Reconstruction & Development, Bonds	1.125%	7/6/12	2,400,000	2,407,865
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	357,693	(b)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(d)(e)(f)(g)

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	$2,330,000	$256,300	(a)(b)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	170,000	167,852	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	639,074	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	962,912	(b)(c)(d)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	1,620,000	1,566,708
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,177,433
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,810,000	1,779,288
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	1,030,000	998,591	(b)(c)
Sparebanken 1 Boligkreditt, Secured Bonds	1.250%	10/25/13	1,300,000	1,291,274	(b)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	732,812	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	550,000	503,250	(c)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,898,499	(b)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,121,627
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	708,000	614,190	(c)(d)
Wachovia Corp., Subordinated Notes	0.628%	10/28/15	1,170,000	1,106,657	(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,839,367
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	790,000	762,559
Westpac Banking Corp., Notes	3.250%	12/16/11	600,000	614,934	(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,043,720	(b)
Total Commercial Banks				48,428,358
Consumer Finance — 3.7%
Ally Financial Inc., Notes	2.200%	12/19/12	5,160,000	5,307,210
Ally Financial Inc., Senior Notes	7.500%	12/31/13	390,000	418,275
Ally Financial Inc., Senior Notes	6.750%	12/1/14	955,000	1,005,137
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	325,000	343,687
American Express Co., Senior Notes	8.125%	5/20/19	120,000	149,305
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,005,422
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,045,329	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,392,156
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,438,174
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	1,220,000	1,232,543	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	550,862
Total Consumer Finance				14,888,100
Diversified Financial Services — 7.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	294,737
Bank of America Corp., Senior Notes	7.625%	6/1/19	760,000	875,091
CDP Financial Inc.	4.400%	11/25/19	890,000	904,842	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	15

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Citigroup Funding Inc., Notes	2.250%	12/10/12	$6,850,000	$7,045,999
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,202,008
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	806,801
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	506,400
Citigroup Inc., Senior Notes	6.010%	1/15/15	110,000	120,673
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,365,578
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,400,000	1,328,404	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	2,000,000	2,213,518
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,112,324
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	244,770
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,687,950	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	250,000	189,265	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	296,800	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,526,525	(b)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	482,281
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	771,554
JPMorgan Chase Capital XXII	6.450%	2/2/37	950,000	946,294
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,872,000	1,886,390	(c)(d)
Private Export Funding Corp.	3.550%	4/15/13	1,640,000	1,737,700
TNK-BP Finance SA	6.875%	7/18/11	703,000	723,211	(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	219,450	(b)
Total Capital SA, Senior Notes	4.450%	6/24/20	170,000	176,210
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,749,826	(b)
Total Diversified Financial Services				30,414,601
Insurance — 2.4%
Allstate Life Global Funding Trust	5.375%	4/30/13	1,210,000	1,317,642
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	257,785
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	576,033
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	1,130,000	1,194,975	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	70,000	65,800
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,496,404	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,853,220
Suncorp-Metway Ltd., Senior Notes	1.789%	7/16/12	2,350,000	2,398,485	(b)(c)
Teachers Insurance & Annuity Association of America—College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	386,101	(b)
Total Insurance				9,546,445

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — 1.5%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	$2,820,000	$2,966,913
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	830,644
Stadshypotek AB, Secured Bonds	1.450%	9/30/13	2,210,000	2,207,328	(b)
Total Thrifts & Mortgage Finance				6,004,885
Total Financials				126,927,641
Health Care — 2.2%
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	579,607
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	404,889
Total Health Care Equipment & Supplies				984,496
Health Care Providers & Services — 0.7%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	362,527
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,784,335
WellPoint Inc., Notes	5.875%	6/15/17	100,000	111,780
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	535,792
Total Health Care Providers & Services				2,794,434
Pharmaceuticals — 1.2%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	1,270,000	1,398,351
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	1,260,000	1,440,721
Pfizer Inc., Senior Notes	6.200%	3/15/19	1,190,000	1,393,920
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	650,000	755,845	(b)
Total Pharmaceuticals				4,988,837
Total Health Care				8,767,767
Industrials — 2.4%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,438,149
Systems 2001 Asset Trust	6.664%	9/15/13	731,089	802,078	(b)
Total Aerospace & Defense				2,240,227
Airlines — 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	615,328	652,248
US Airways Pass-Through Trust	6.850%	1/30/18	1,202,698	1,203,768
Total Airlines				1,856,016
Commercial Services & Supplies — 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,230,000	1,302,262
Industrial Conglomerates — 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	1,298,000	1,439,921
United Technologies Corp., Senior Notes	4.500%	4/15/20	460,000	482,852
Total Industrial Conglomerates				1,922,773

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	17

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.6%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	$2,152,155	$2,486,589
Total Industrials				9,807,867
Materials — 2.7%
Chemicals — 0.9%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,906,874
Lubrizol Corp., Senior Notes	8.875%	2/1/19	1,130,000	1,422,056
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	188,047
Total Chemicals				3,516,977
Metals & Mining — 1.3%
Alcoa Inc., Notes	6.000%	7/15/13	70,000	77,029
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	1,000,000	1,189,144
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,210,000	2,675,691
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,549,996
Total Metals & Mining				5,491,860
Paper & Forest Products — 0.5%
Willamette Industries Inc.	7.125%	7/22/13	1,839,000	1,961,161
Total Materials				10,969,998
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 2.6%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	245,464
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,800,000	2,015,975
Embarq Corp., Notes	7.082%	6/1/16	1,380,000	1,526,153
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,632,687
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	1,400,000	1,433,401
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	20,000	21,176
Telefonica Emisiones SAU	0.616%	2/4/13	3,570,000	3,506,979	(c)
Total Diversified Telecommunication Services				10,381,835
Wireless Telecommunication Services — 2.5%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	730,000	750,608
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	490,572
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	3,000,000	3,308,118
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	3,000,000	3,277,152
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,139,000	2,261,992
Total Wireless Telecommunication Services				10,088,442
Total Telecommunication Services				20,470,277

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 2.2%
Electric Utilities — 1.1%
Duke Energy Corp., Notes	6.250%	1/15/12	$1,078,000	$1,138,035
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	835,384
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	147,583
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,585,627
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	892,302
Total Electric Utilities				4,598,931
Independent Power Producers & Energy Traders — 0.4%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	2,480,000	1,506,600
Multi-Utilities — 0.7%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	1,046,000	1,125,543
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,503,028
Total Multi-Utilities				2,628,571
Total Utilities				8,734,102
Total Corporate Bonds & Notes (Cost — $238,243,082)				229,764,565
Asset-Backed Securities — 8.2%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	35,779	34,370
AFC Home Equity Loan Trust, 2003-3 1A	0.611%	10/25/30	542,411	292,739	(b)(c)(e)(f)
Bank of America Credit Card Trust, 2010-A1 A1	0.560%	9/15/15	2,440,000	2,439,387	(c)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,903,217
Countrywide Asset-Backed Certificates, 2002-BC1	0.921%	4/25/32	262,307	158,628	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.721%	10/25/35	800,000	754,617	(c)
Countrywide Asset-Backed Certificates, 2005-6 M1	0.751%	12/25/35	1,950,000	1,855,663	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	2,676,099	2,032,556	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.701%	5/25/35	800,000	748,626	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.881%	1/25/35	1,320,000	1,161,236	(b)(c)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	945,028	970,457
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,250	(c)
First Horizon ABS Trust, 2007-HE1 A	0.391%	9/25/29	711,975	533,060	(c)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	354,401	344,875	(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,071,825	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	467,047	(b)
Home Equity Asset Trust, 2005-3 M2	0.701%	8/25/35	860,000	823,486	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.521%	3/25/31	156,578	107,502	(c)

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	19

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
MSDWCC Heloc Trust, 2003-1 A	0.801%	11/25/15	$253,594	$241,993	(c)
Illinois Student Assistance Commission, 2010-1 A3	1.187%	7/25/45	2,200,000	2,089,252	(c)
NCUA Guaranteed Notes, 2010-A1 A	0.611%	12/7/20	4,200,000	4,204,410	(c)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	1,140,000	1,166,796	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.941%	9/25/34	2,500,000	2,188,377	(c)
Quest Trust, 2005-X1 M1	0.761%	3/25/35	343,015	337,441	(b)(c)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	667,688	654,224
SLM Student Loan Trust, 2003-11 A6	0.592%	12/15/25	1,800,000	1,683,000	(b)(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.781%	6/25/35	549,773	534,355	(c)
Student Loan Consolidation Center, 2002-1 A3	2.704%	3/1/42	500,000	453,600	(b)(c)
Student Loan Consolidation Center, 2002-2 A14	1.848%	7/1/42	800,000	725,760	(b)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	584,357
Total Asset-Backed Securities (Cost — $32,392,990)				32,754,106
Collateralized Mortgage Obligations — 10.4%
ARM Trust, 2004-5 4A1	5.256%	4/25/35	514,673	483,647	(c)
Banc of America Funding Corp., 2005-B 2A1	3.027%	4/20/35	1,396,048	1,047,915	(c)
Bayview Commercial Asset Trust, 2005-1A A2	0.611%	4/25/35	1,036,205	730,490	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.923%	4/25/35	1,066,385	845,265	(c)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.861%	10/25/35	1,242,619	951,400	(c)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	4.625%	2/25/36	1,147,304	1,117,589	(b)(c)
Countrywide Home Loans, 2004-20 2A1	2.870%	9/25/34	353,083	178,113	(c)
Countrywide Home Loans, 2004-R1 1AF	0.661%	11/25/34	395,150	351,789	(b)(c)
Countrywide Home Loans, 2006-R2 AF1	0.681%	7/25/36	603,023	491,563	(b)(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,543,258	1,038,629
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.860%	6/25/34	500,008	391,702	(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.811%	2/25/48	1,595,460	1,597,965	(b)(c)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.956%	12/29/45	2,133,405	2,137,459	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3702 FG	0.710%	8/15/32	1,362,215	1,359,307	(c)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	2,136,395	2,164,991
Government National Mortgage Association (GNMA), 2011-H01, AF	0.710%	1/31/60	3,100,000	3,100,000	(f)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.604%	8/20/58	1,100,000	1,098,625	(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.611%	1/25/35	359,006	304,883	(b)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.822%	1/19/35	894,972	877,096	(c)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.621%	7/25/35	206,193	196,793	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.944%	11/25/37	1,906,660	1,532,174	(c)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.899%	11/21/34	$6,815,190	$6,325,178	(c)
MASTR ARM Trust, 2004-11 M1	0.901%	11/25/34	905,516	800,486	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.611%	5/25/35	313,262	255,718	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.892%	2/25/34	1,071,026	1,019,171	(c)
MLCC Mortgage Investors Inc., 2005-1 2A2	2.340%	4/25/35	1,033,384	1,003,296	(c)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.340%	4/25/35	332,071	318,168	(c)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	1,550,000	1,507,030
NCUA Guaranteed Notes, 2010-R1 1A	0.715%	10/7/20	892,899	891,783	(c)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,330,910	1,369,578
SACO I Trust, 2007-VA1 A	8.718%	6/25/21	1,353,682	1,468,135	(b)(c)
Sequoia Mortgage Trust, 2003-3 A1	0.591%	7/20/33	874,807	799,183	(c)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.601%	5/19/35	1,335,335	1,134,296	(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,830,000	2,781,839
Washington Mutual Inc., 2004-AR11	2.717%	10/25/34	186,499	172,53 3	(c)
Total Collateralized Mortgage Obligations (Cost — $43,594,619)				41,843,789
Mortgage-Backed Securities — 3.5%
FHLMC — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	3.518%	1/1/19	5,399	5,586	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	24,526	27,862
Federal Home Loan Mortgage Corp. (FHLMC)	2.524%	12/1/34	761,015	793,425	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.757%	7/1/35	1,794,332	1,875,417	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	2,579	579
Total FHLMC				2,702,869
FNMA — 1.5%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	15,794	17,133
Federal National Mortgage Association (FNMA)	3.124%	3/1/18	10,223	10,344	(c)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	20,366	23,867
Federal National Mortgage Association (FNMA)	2.811%	12/1/34	362,257	374,879	(c)
Federal National Mortgage Association (FNMA)	2.141%	1/1/35	1,859,445	1,931,577	(c)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,833,459
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,600	2,435
Total FNMA				6,193,694
GNMA — 1.3%
Government National Mortgage Association (GNMA)	3.950%	7/15/25	2,080,000	2,089,920
Government National Mortgage Association (GNMA)	2.084%	6/20/60	2,859,252	3,013,652	(c)
Total GNMA				5,103,572
Total Mortgage-Backed Securities (Cost — $13,686,244)				14,000,135

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	21

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 1.3%
California — 0.1%
California State, GO	6.200%	10/1/19	$450,000	$455,854
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.162%	5/1/46	2,750,000	2,433,750	(c)(f)
Virginia — 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,352,952	2,368,505
Total Municipal Bonds (Cost — $5,210,484)				5,258,109
Sovereign Bonds — 1.2%
Canada — 0.4%
Province of Ontario	4.000%	10/7/19	1,620,000	1,664,176
Japan — 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,751,881
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	271,350	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	15,862	18,344	(b)
Total Russia				289,694
Total Sovereign Bonds (Cost — $4,588,975)				4,705,751
U.S. Government & Agency Obligations — 14.7%
U.S. Government Agencies — 9.2%
Farmer Mac	3.000%	9/22/14	120,000	126,464
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,644,515	(b)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	2,561,000	2,701,504
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.196%	5/4/11	15,200,000	15,206,415	(c)
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	2,727,747
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	2,200,000	2,194,636
Federal National Mortgage Association (FNMA), Notes	1.875%	5/6/13	2,180,000	2,189,738
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,709,278
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,709,287
Tennessee Valley Authority	5.625%	1/18/11	373,000	373,726
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,981,514
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	80,909
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,152,366
Total U.S. Government Agencies				36,798,099

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 5.5%
U.S. Treasury Bonds	4.250%	11/15/40	$170,000	$167,238
U.S. Treasury Notes	2.750%	12/31/17	2,390,000	2,395,229
U.S. Treasury Notes	3.500%	5/15/20	5,680,000	5,818,478
U.S. Treasury Notes	2.625%	8/15/20	13,030,000	12,353,053
U.S. Treasury Notes	2.625%	11/15/20	1,420,000	1,339,459
Total U.S. Government Obligations				22,073,457
Total U.S. Government & Agency Obligations (Cost — $58,745,191)				58,871,556
U.S. Treasury Inflation Protected Securities — 1.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,594,170	1,774,011	(h)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,651,608	2,699,255	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,477,028	1,675,966
Total U.S. Treasury Inflation Protected Securities (Cost — $5,318,001)				6,149,232

			Shares
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		84,900	53,402	*(c)
Federal National Mortgage Association (FNMA)	8.250%		61,925	34,678	*(c)
Total Preferred Stocks (Cost — $3,670,625)				88,080

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Call @ $99.25		3/14/11	3	3,075
Eurodollar Futures, Call @ $99.63		9/19/11	65	8,125
Eurodollar Futures, Put @ $99.25		3/14/11	3	187
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/11/11	42	11,025
Total Purchased Options (Cost — $22,967)				22,412
Total Investments before Short-Term Investments (Cost — $405,473,178)				393,457,735

		Maturity Date	Face Amount
Short-Term Investments — 0.8%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.185%	5/9/11	$147,000	146,933	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	480,000	479,782	(h)(i)
Total U.S. Government Agencies (Cost — $626,494)				626,715

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	23

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — 0.6%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/10; Proceeds at maturity — $2,601,046; (Fully collateralized by U.S. government agency obligations, 3.500% due 8/17/20; Market value —$2,653,020) (Cost —$2,601,000)	0.210%	1/3/11	$2,601,000	$2,601,000
Total Short-Term Investments (Cost — $3,227,494)				3,227,715
Total Investments — 99.0% (Cost — $408,700,672#)				396,685,450
Other Assets in Excess of Liabilities — 1.0%				3,808,000
Total Net Assets—100.0%				$400,493,450

*	Non-income producing security.

(a)	Securities are in default as of December 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1)

(g)	Value is less than $1.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $409,145,823.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$99.63	226	$39,550
Eurodollar Futures, Put	3/14/11	99.63	226	33,900
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.00	22	12,375
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	42	5,250
Eurodollar Mid Curve 2-Year Futures, Put	3/11/11	97.88	22	13,200
U.S. Treasury 10-Year Notes Futures, Call	1/21/11	121.00	28	19,688
U.S. Treasury 10-Year Notes Futures, Call	1/21/11	122.00	27	9,703
U.S. Treasury 10-Year Notes Futures, Put	1/21/11	117.00	57	7,125
Total Written Options (Premiums Received — $167,316)				$140,791

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $408,700,672)	$396,685,450
Cash	2,624,353
Interest receivable	3,426,042
Receivable for securities sold	1,343,027
Deposits with brokers for swap contracts	200,000
Receivable from broker — variation margin on open futures contracts	163,703
Unrealized appreciation on swaps	67,587
Premiums paid for open swaps	15,243
Receivable for Fund shares sold	11,000
Receivable for open swap contracts	3,210
Principal paydown receivable	2,987
Prepaid expenses	26,474
Other receivables	24,545
Total Assets	404,593,621

Liabilities:
Payable for securities purchased	3,100,604
Distributions payable	459,562
Written options, at value (premium received $167,316)	140,791
Investment management fee payable	137,029
Payable for Fund shares repurchased	92,453
Premiums received for open swaps	26,779
Unrealized depreciation on swaps	23,348
Directors’ fees payable	3,912
Payable for open swap contracts	2,667
Accrued expenses	113,026
Total Liabilities	4,100,171
Total Net Assets	$400,493,450

Net Assets:
Par value (Note 7)	$37,525
Paid-in capital in excess of par value	414,523,702
Undistributed net investment income	28,958
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(1,405,590)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(12,691,145)
Total Net Assets	$400,493,450

Shares Outstanding:
ClassIS[1]	5,566,325
ClassI[1]	31,958,672

Net Asset Value:
ClassIS[1]	$10.67
ClassI[1]	$10.67

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	25

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$18,401,128
Dividends	10,120
Total Investment Income	18,411,248

Expenses:
Investment management fee (Note 2)	1,795,425
Transfer agent fees (Note 5)	105,221
Custody fees	57,037
Audit and tax	51,230
Legal fees	45,715
Shareholder reports (Note 5)	32,191
Directors’ fees	23,755
Registration fees	19,194
Insurance	4,964
Miscellaneous expenses	4,542
Total Expenses	2,139,274
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(18,577)
Compensating balance arrangements (Note 1)	(181)
Net Expenses	2,120,516
Net Investment Income	16,290,732

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,547,491
Futures contracts	3,631,837
Written options	831,165
Swap contracts	(1,652,595)
Net Realized Gain	5,357,898
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,637,101
Futures contracts	353,140
Written options	(51,942)
Swap contracts	1,033,745
Change in Net Unrealized Appreciation (Depreciation)	16,972,044
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	22,329,942
Increase in Net Assets from Operations	$38,620,674

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Statement of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$16,290,732	$21,559,013
Net realized gain	5,357,898	2,258,102
Change in net unrealized appreciation (depreciation)	16,972,044	58,157,899
Increase in Net Assets From Operations	38,620,674	81,975,014

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(16,939,527)	(21,688,494)
Net realized gains	(5,041,150)	(8,292,062)
Decrease in Net Assets From Distributions to Shareholders	(21,980,677)	(29,980,556)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	74,906,399	122,163,386
Reinvestment of distributions	15,338,026	25,265,859
Cost of shares repurchased	(189,113,004)	(242,593,163)
Decrease in Net Assets From Fund Share Transactions	(98,868,579)	(95,163,918)
Decrease in Net Assets	(82,228,582)	(43,169,460)

Net Assets:
Beginning of year	482,722,032	525,891,492
End of year*	$400,493,450	$482,722,032
* Includes undistributed net investment income of:	$28,958	$997,685

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	27

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$10.31	$9.31	$9.49

Income (loss) from operations:
Net investment income	0.39	0.42	0.09
Net realized and unrealized gain (loss)	0.50	1.15	(0.13)
Total income (loss) from operations	0.89	1.57	(0.04)

Less distributions from:
Net investment income	(0.40)	(0.42)	(0.14)
Net realized gains	(0.13)	(0.15)	—
Total distributions	(0.53)	(0.57)	(0.14)

Net asset value, end of year	$10.67	$10.31	$9.31
Total return[4]	8.79%	17.39%	(0.41)%

Net assets, end of year (000s)	$59,403	$60,112	$50,196

Ratios to average net assets:
Gross expenses	0.47%	0.46%	0.46%[5]
Net expenses[6,7]	0.45	0.45	0.45 [5]
Net investment income	3.65	4.20	4.50 [5]

Portfolio turnover rate	99%	175%	165%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period October 3, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Not annualized.

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$10.31	$9.32	$10.30		$10.43	$10.21	$10.51

Income (loss) from operations:
Net investment income	0.39 [4]	0.42 [4]	0.34	[4]	0.52 [4]	0.49 [4]	0.44
Net realized and unrealized gain (loss)	0.50	1.14	(0.82)		(0.14)	0.22	(0.20)
Total income (loss) from operations	0.89	1.56	(0.48)		0.38	0.71	0.24

Less distributions from:
Net investment income	(0.40)	(0.42)	(0.37)		(0.51)	(0.49)	(0.44)
Net realized gains	(0.13)	(0.15)	(0.13)		—	—	(0.10)
Total distributions	(0.53)	(0.57)	(0.50)		(0.51)	(0.49)	(0.54)

Net asset value, end of year	$10.67	$10.31	$9.32		$10.30	$10.43	$10.21
Total return[5]	8.76%	17.24%	(4.72)%		3.77%	7.17%	2.37%

Net assets, end of year (000s)	$341,090	$422,610	$475,695		$706,873	$639,735	$739,492

Ratios to average net assets:
Gross expenses	0.48%	0.47%	0.46%[6]		0.45%	0.46%	0.47%
Net expenses[7]	0.48 [8]	0.47	0.46	[6]	0.45	0.45 [8]	0.45 [8]
Net investment income	3.63	4.20	4.60	[6]	5.00	4.80	4.30

Portfolio turnover rate	99%	175%	165%[9]		239%	244%	266%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. Class FI shares have not commenced operations. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

30	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$229,764,565	$0	*	$229,764,565
Asset-backed securities	—	32,461,367	292,739		32,754,106
Collateralized mortgage obligations	—	38,743,789	3,100,000		41,843,789
Mortgage-backed securities	—	14,000,135	—		14,000,135
Municipal bonds		2,824,359	2,433,750		5,258,109
Sovereign bonds	—	4,705,751	—		4,705,751
U.S. government & agency obligations	—	58,871,556	—		58,871,556
U.S. treasury inflation protected securities	—	6,149,232	—		6,149,232
Preferred stocks	$88,080	—	—		88,080
Purchased options	22,412	—	—		22,412
Total long-term investments	$110,492	$387,520,754	$5,826,489		$393,457,735
Short-term investments†	—	3,227,715	—		3,227,715
Total investments	$110,492	$390,748,469	$5,826,489		$396,685,450
Other financial instruments:
Futures contracts	100,479	—	—		100,479
Credit default swaps on corporate issues — sell protection‡	—	15,477	—		15,477
Credit default swaps on corporate issues — buy protection‡	—	67,353	—		67,353
Total other financial instruments	$100,479	$82,830	—		$183,309
Total	$210,971	$390,831,299	$5,826,489		$396,868,759

Western Asset Intermediate Bond Portfolio 2010 Annual Report	31

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$140,791	—	—	$140,791
Futures contracts	847,166	—	—	847,166
Credit default swaps on corporate issues — buy protection‡	—	$3,835	—	3,835
Credit default swaps on credit indices — sell protection‡	—	46,292	—	46,292
Total	$987,957	$50,127	—	$1,038,084

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Preferred Stocks	Total
Balance as of December 31, 2009	—		$328,129	—	—	$230,595	$558,724
Accrued premiums/discounts	—		(36)	—	$3,946	—	3,910
Realized gain (loss)[1]	—		(85)	—	17,221	(1,566,726)	(1,549,590)
Change in unrealized appreciation (depreciation)[2]	—		30,304	—	(2,105)	1,711,515	1,739,714
Net purchases (sales)	—		(65,573)	$3,100,000	2,414,688	(375,384)	5,073,731
Transfers into Level 3	$0	*	—	—	—		0	*
Transfers out of Level 3	—		—	—	—	—	—
Balance as of December 31, 2010	$0	*	$292,739	$3,100,000	$2,433,750	—	$5,826,489
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	—		$30,304	—	$(2,105)	—	$28,199

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

32	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	33

(e) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives—Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair

34	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

value of credit default swaps in a net liability position as of December 31, 2010 was $50,127. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $200,000. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $8,350,942 less the value of the contracts’ related reference obligations

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	35

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

36	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	37

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(319,932)	$319,932

(a)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.45% for Class IS shares. Western Asset also agreed to waive their advisory fee (which is paid by LMPFA and not the Fund) under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating

38	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

During the year ended December 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $18,577. The maximum amount subject to recapture is $17,211 for Class IS shares.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$128,448,129	$297,382,226
Sales	146,426,561	353,946,228

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,542,222
Gross unrealized depreciation	(30,002,595)
Net unrealized depreciation	$(12,460,373)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 5-year Notes	51	3/11	$6,089,353	$6,003,656	$(85,697)
U.S. Treasury 10-year Notes	435	3/11	53,151,781	52,390,312	(761,469)
					(847,166)
Contracts to Sell:
U.S. Treasury 2-year Notes	118	3/11	25,867,835	25,830,937	36,898
U.S. Treasury 30-year Bonds	16	3/11	2,017,581	1,954,000	63,581
					100,479
Net unrealized loss on open futures contracts					$(746,687)

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	1,445	$823,626
Options written	6,986	2,547,258
Options closed	(6,928)	(3,046,178)
Options exercised	(193)	(54,860)
Options expired	(660)	(102,530)
Written options, outstanding December 31, 2010	650	$167,316

Western Asset Intermediate Bond Portfolio 2010 Annual Report	39

At December 31, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (SLM Corp., 5.125%, due 8/27/12)	$800,000	9/20/12	1.30%	2.600% quarterly	$15,477	—	$15,477

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/11	5.000% quarterly	$(911)	$(741)	$(170)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	330,000	3/20/15	5.000% quarterly	13,218	2,718	10,500
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	45,772	10,200	35,572
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	(2,081)	(1,079)	(1,002)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/11	5.000% quarterly	(276)	(201)	(75)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(567)	(175)	(392)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	4,005	1,147	2,858
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	4,358	1,178	3,180
Total	$1,600,000			$63,518	$13,047	$50,471

40	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc. (iBoxx IG HiVol4)	$7,550,942	6/20/12	1.000% quarterly	$(46,292)	$(24,583)	$(21,709)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$22,412	—	$22,412
Futures contracts[3]	100,479	—	100,479
Swap contracts[4]	—	$82,830	82,830
Total	$122,891	$82,830	$205,721

Western Asset Intermediate Bond Portfolio 2010 Annual Report	41

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$140,791	—	$140,791
Futures contracts[3]	847,166	—	847,166
Swap contracts[4]	—	$50,127	50,127
Total	$987,957	$50,127	$1,038,084

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(573,497)	—	$(573,497)
Written options	831,165	—	831,165
Futures contracts	3,631,837	—	3,631,837
Swap contracts	(1,202,203)	$(450,392)	(1,652,595)
Total	$2,687,302	$(450,392)	$2,236,910

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(24,758)	—	$(24,758)
Written options	(51,942)	—	(51,942)
Futures contracts	353,140	—	353,140
Swap contracts	267,239	$766,506	1,033,745
Total	$543,679	$766,506	$1,310,185

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$121,561
Written options	608,724
Futures contracts (to buy)	79,695,751
Futures contracts (to sell)	40,738,701

42	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts†	$11,676,923
Credit default swap contracts (to buy protection)	7,015,877
Credit default swap contracts (to sell protection)	8,933,914

†At	December 31, 2010, there were no open positions held in this derivative.

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $50,127. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $200,000.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at an annual rate of 0.25% of the average daily net assets of the Class FI. Distribution fees are accrued and paid monthly. At December 31, 2010, Class FI had not commenced operations.

For the year ended December 31, 2010, class specific expenses were as follows:

	Shareholder Reports	Transfer Agent Fees
Class IS1	$7,686	$6,346
Class I1	24,505	98,875
Total	$32,191	$105,221

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class IS1	$11,753
Class I1	6,824
Total	$18,577

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	43

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class IS1	$2,229,177	$2,433,197
Class I1	14,710,350	19,255,297
Total	$16,939,527	$21,688,494

Net Realized Gains:
Class IS1	$695,570	$920,490
Class I1	4,345,580	7,371,572
Total	$5,041,150	$8,292,062

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

7. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	436,312	$4,720,000	850,572	$8,100,000
Shares issued on reinvestment	271,420	2,900,878	342,029	3,350,308
Shares repurchased	(972,315)	(10,330,000)	(751,801)	(7,400,000)
Net increase (decrease)	(264,583)	$(2,709,122)	440,800	$4,050,308

Class I1
Shares sold	6,567,865	$70,186,399	11,581,116	$114,063,386
Shares issued on reinvestment	1,164,622	12,437,148	2,249,963	21,915,551
Shares repurchased	(16,762,966)	(178,783,004)	(23,905,691)	(235,193,163)
Net decrease	(9,030,479)	$(96,159,457)	(10,074,612)	$(99,214,226)

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS1	Class I1
Daily 1/31/11	$0.028003	$0.027434

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

44	Western Asset Intermediate Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$20,026,772	$29,948,965
Net long-term capital gains	1,953,905	31,591
Total distributions paid	$21,980,677	$29,980,556

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$326,540
Other book/tax temporary differences(a)	(1,258,021)
Unrealized appreciation (depreciation)(b)	(13,136,296)
Total accumulated earnings (losses) — net	$(14,067,777)

During the taxable year ended December 31, 2010, the Fund utilized $2,434,470 of its capital loss carryover available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset Intermediate Bond Portfolio 2010 Annual Report	45

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Intermediate Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Intermediate Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2011

46	Western Asset Intermediate Bond Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Intermediate Bond Portfolio	47

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three-, five- and ten-year periods, but was lower than its peer average for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to

48	Western Asset Intermediate Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Intermediate Bond Portfolio	49

Additional information

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time servedA	Served since 1997
Principal occupations during the past 5 years	Retired
Number of portfolios in fund complex overseenB	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time servedA	Served since 1998
Principal occupations during the past 5 years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseenB	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time servedA	Served since 2007
Principal occupations during the past 5 years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseenB	12
Other directorships held	Occidental Petroleum Corporation, Public Storage

50	Western Asset Intermediate Bond Portfolio

Additional information (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time servedA	Served since 1997
Principal occupations during the past 5 years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseenB	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time servedA	Served since 2004
Principal occupations during the past 5 years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseenB	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay GerkenC
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time servedA	Served as a Director since 2006 and as President since 2007
Principal occupations during the past 5 years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseenB	148
Other directorships held	N/A

Western Asset Intermediate Bond Portfolio	51

Interested Directors cont’d
Ronald L. OlsonD
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time servedA	Served since 2005
Principal occupations during the past 5 years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseenB	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
OfficersE
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time servedA	Served since 2010
Principal occupations during the past 5 years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004).
Number of portfolios in fund complex overseenB	N/A
Other directorships held	N/A

52	Western Asset Intermediate Bond Portfolio

Additional information (cont’d)

Information about Directors and Officers

Officers cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time servedA	Served since 2006
Principal occupations during the past 5 years	Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western AssetClaymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007- present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)
Number of portfolios in fund complex overseenB	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time servedA	Served since 2007
Principal occupations during the past 5 years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseenB	N/A
Other directorships held	N/A

Western Asset Intermediate Bond Portfolio	53

Officers cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time servedA	Served since 2009
Principal occupations during the past 5 years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseenB	N/A
Other directorships held	N/A

A

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

B

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

C

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

D	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

E	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

54	Western Asset Intermediate Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date	12/8/2010	Daily
Payable date	12/9/2010	January 2010- December 2010
Ordinary income
Qualified dividend income for individuals	—	0.02%
Dividends qualifying for the dividends received deduction for corporations	—	0.02%
Interest from federal obligations	—	7.33%
Long-term capital gain dividend	$0.050910	—

The following information is applicable to non-U.S. resident shareholders:

Record date:	Daily
Payable date:	January 2010- December 2010
Qualified interest income	84.61%

Additionally, the Fund paid $0.08043 per share to shareholders of record on December 8, 2010, which $0.000017 is qualified short-term capital gains not subject to U.S. withholding tax for non-resident alien shareholders.

Please retain this information for your records.

Western Asset

Intermediate Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Intermediate Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 2/11 SR11-1318

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: February 24, 2011